UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                           Date of Report: May 7, 2004


                                 CYTOMEDIX, INC.
             (Exact name of registrant as it appears in its charter)


           Delaware                   0-28443                    23-3011702
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Indentification No.)

                         1523 South Bowman Rd., Suite A,
                           Little Rock, Arkansas 72211
              (Address of principal executive offices and zip code)


                                 (501) 219-2111
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         The board of directors of Cytomedix, Inc. (the "Company") has appointed Dr. Kshitij Mohan to fill a vacancy on the board. Dr. Mohan will serve as a Director of the Company until his successor is duly elected and qualified or until his earlier resignation or removal.

         Dr. Mohan is currently Chief Executive Officer of the Company pursuant to an Employment Agreement dated April 20, 2004 which is attached as Exhibit
10.1 and incorporated herein by reference. Prior to becoming Chief Executive Officer, Dr. Mohan and the Company agreed to terminate the Consulting Agreement, dated January 1, 2004, pursuant to which Dr. Mohan served as an independent consultant to the Company. The Termination Agreement dated April 20, 2004, is attached as Exhibit 10.2 and incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit No.       Description
-----------       -----------

Exhibit 10.1      Employment Agreement with Kshitij Mohan, dated April 20, 2004.
Exhibit 10.2 Termination Agreement between Cytomedix, Inc., and Kshitij Mohan, dated April 20, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CYTOMEDIX, INC.

                                              By: /s/ William Allender
                                                  --------------------------
                                                  William Allender
                                                  Chief Financial Officer


Date:  May 7, 2004